EXHIBIT 31

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                      SECTION 302 OF THE SARBANES-OXLEY ACT

     I, Nicole Milkovich, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of Milk Bottle Cards Inc., hereby certify that:

1.   I have reviewed this annual report on Form 10-KSB of Milk Bottle Cards Inc.

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects our financial condition, results of operations and cash flows as of, and for, the periods presented in this annual report.

4. The other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and we have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Milk Bottle Cards Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
     (b) Evaluated the effectiveness of our disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
     (c) Disclosed in this report any change in our internal control over financial reporting that occurred during our most recent fiscal quarter (fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting; and

5. Milk Bottle Cards Inc.'s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to our auditors and the audit committee of our board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect our ability to record, process, summarize and report financial information; and
     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in our internal control over financial reporting.

April 20, 2005                    Milk Bottle Cards, Inc., Registrant


                                      /s/ Nicole Milkovich
                                      -----------------------------------
                                  By: Nicole Milkovich, President,
                                      CEO, Secretary, Treasurer, CFO,
                                      Principal Accounting Officer and
                                      Sole Director